UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

LivaNova PLC (the “Company’) held its 2020 Annual General Meeting of shareholders (“AGM”) on June 29, 2020. A total of 42,969,022 of the Company’s ordinary shares, representing approximately 88.44% of the shares outstanding and eligible to vote and constituting a quorum, were present virtually or by proxy at the AGM.

At the Company’s AGM, LivaNova’s shareholders considered ten proposals as more fully described in the Company’s 2020 Proxy Statement and as summarized below. All of the proposals were adopted. The final results for each of the matters submitted to a vote of shareholders at the AGM were as follows:

1.    Ordinary resolution to elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2021. All nominees were elected.

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,819,236	1,732,586	20,922	1,396,278

Ms. Stacy Enxing Seng

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,659,781	894,985	17,978	1,396,278

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker non-votes
41,259,577	295,189	17,978	1,396,278

Mr. Damien McDonald

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,039,180	1,511,263	22,301	1,396,278

Mr. Daniel J. Moore

Votes For	Votes Against	Votes Abstained	Broker non-votes
37,555,524	3,331,143	686,077	1,396,278

Mr. Hugh M. Morrison

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,210,489	2,344,277	17,978	1,396,278

Mr. Alfred J. Novak

Votes For	Votes Against	Votes Abstained	Broker non-votes
38,482,759	3,069,163	20,822	1,396,278

Dr. Sharon O’Kane

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,553,111	1,001,655	17,978	1,396,278

Dr. Arthur L. Rosenthal

Votes For	Votes Against	Votes Abstained	Broker non-votes
38,351,976	3,202,843	17,925	1,396,278

Ms. Andrea L. Saia

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,746,465	808,276	18,003	1,396,278

2.    Ordinary resolution to approve, on an advisory basis, the Company’s compensation of its named executive officers (“U.S. Say-on-Pay”).

Votes For	Votes Against	Votes Abstained	Broker non-votes
38,120,145	3,428,837	23,762	1,396,278

3.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC USA"), as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Votes Abstained
42,920,775	27,290	20,957

4.    Ordinary resolution to generally and unconditionally authorize the directors for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company.

(a)	up to an aggregate nominal amount of £9,882,722, and

(b)
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time, provided that, in each case:

(i) (unless previously revoked, varied or renewed by the Company) this authority will expire on the date that is five (5) years after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and

(ii) this authority is in addition to (and does not replace) all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act to the extent unused at the date of this resolution.1

Votes For	Votes Against	Votes Abstained
39,823,663	3,117,016	28,343

5.    Special resolution, subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to give the directors power to allot equity securities (as defined in section 560 of the Companies Act) of the Company pursuant to the authority conferred by resolution 4 and/or to sell ordinary shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares:

(a) up to an aggregate nominal amount of £9,882,722; and

(b) (in addition to the amount set out under (a) above), up to an aggregate nominal amount of £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time, provided that, in each case:

(i) (unless previously revoked, varied or renewed by the Company) this power will expire on the date that is five (5) years after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreements as if this power had not expired; and

(ii) this power is in addition to (and does not replace) all subsisting powers previously given to the directors for the purposes of section 570 of the Companies Act to the extent unused at the date of this resolution.2

Votes For	Votes Against	Votes Abstained
32,903,540	10,025,267	40,215

6.    Special resolution to approve and adopt the draft regulations which are tabled at the AGM and labeled the “New Articles” and initialed by the Chairman of the AGM (the “New Articles”) as the articles of association of the Company in substitution for, and to the exclusion of, the existing articles of association of the Company.

Votes For	Votes Against	Votes Abstained	Broker non-votes
41,536,720	8,403	27,621	1,396,278

______________________________
1Per DEFA14A, filed on June 15, 2020, LivaNova committed that it would not utilize these authorities for more than 18 months after the 2020 AGM and will seek renewal of these authorities at its annual general meeting of shareholders to be held in 2021.
2Per DEFA14A, filed on June 15, 2020, LivaNova committed that it would not utilize the power granted under Proposal 5 to allot new equity securities (otherwise than in accordance with existing shareholders’ pre-emption rights) in excess of an amount equal to 10% of our share capital.

7.    Ordinary resolution to approve, on an advisory basis, the directors’ Remuneration Policy as set out in the UK Annual Report for the period ended December 31, 2019.

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,698,424	1,826,770	47,550	1,396,278

8.    Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for year ended December 31, 2019, together with the reports of the directors and the auditors thereon.

Votes For	Votes Against	Votes Abstained
42,712,335	27,607	229,080

9.    Ordinary resolution to re-appoint PricewaterhouseCoopers UK, a limited liability partnership organized under the laws of England as the Company’s UK statutory auditor.

Votes For	Votes Against	Votes Abstained
42,833,122	27,544	108,356

10.    Ordinary resolution to authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of the Company’s UK statutory auditor.

Votes For	Votes Against	Votes Abstained	Broker non-votes
41,525,834	2,454	44,456	1,396,278

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 30, 2020	By:/s/ Keyna Skeffington
Name: Keyna Skeffington
Title: Company Secretary